LINCOLN VARIABLE INSURANCE PRODUCTS TRUST Lincoln Nasdaq-100 Buffer Fund Sep (the “Fund”) Supplement dated September 9, 2022 to the Fund’s Prospectus and Summary Prospectus dated May 1, 2022

This Supplement provides certain information about the Fund. You may obtain a copy of the Fund’s Prospectus or Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

As described in the Fund’s Prospectus, an investment in shares of the Fund is subject to an upside return Cap that represents the maximum percentage return an investor can achieve from an investment in the Fund for an Outcome Period. The Fund’s next Outcome Period will begin on September 16, 2022 and will end on or about September 15, 2023. The Outcomes for the Fund will be based upon the price return of the Invesco QQQ TrustSM, Series 1. As of September 8, 2022, the Fund’s Cap is expected to fall within the range set forth below:

FUND NAME	ESTIMATED CAP RANGE
Lincoln Nasdaq-100 Buffer Fund Sep	20.61% to 24.51% before Fund expenses (19.76% to 23.66% after Fund expenses for Standard Class) (19.41% to 23.31% after Fund expenses for Service Class)

The Fund’s actual Cap will be finally determined on the first day of an Outcome Period. A supplement to the Fund’s Prospectus will be filed on or about the start date of the next Outcome Period to provide the Fund’s final Cap information. Updated Cap information will also be available at https://lfg.com/definedoutcomefunds before and during the Outcome Period.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS AND OTHER IMPORTANT RECORDS